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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2006


                           DUSA PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEW JERSEY                   0-19777                  22-3103129
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
       of incorporation)                                  Identification Number)

                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          ------------------------------------------------------------
          (Address of principal executive offices, including ZIP code)


                                 (978) 657-7500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 - OTHER EVENTS.

DUSA Pharmaceuticals, Inc. (the "Company") issued a press release on March 31, 2006, attached to and made a part of this report as Exhibit 99, reporting that a lawsuit was filed by River's Edge Pharmaceuticals, LLC ("River's Edge") on March 28, 2006, alleging, among other things, that Sirius Laboratories, Inc., a wholly-owned subsidiary of DUSA, agreed to authorize River's Edge to market a generic version of Nicomide(R), and that the United States patent covering Nicomide(R) issued to Sirius in December, 2005 is invalid.

Except for historical information, this report contains certain forward-looking statements that represent our current expectations and beliefs concerning future events, and involve certain known and unknown risk and uncertainties. These forward-looking statements relate to necessary and appropriate actions that will be taken in this matter and focus on integration of Sirius into DUSA. These forward-looking statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements. These factors include, without limitation, the litigation process, the maintenance of our patent portfolio, sufficient funding, and other risks and uncertainties identified in DUSA's Form 10-K for the year ended December 31, 2005.

ITEM 9.01 - FINANCIAL STATEMENT AND EXHIBITS.

Item No.          Description
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99                Press Release, dated March 31, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DUSA PHARMACEUTICALS, INC.


Dated: March 31, 2006                      By: /s/ D. Geoffrey Shulman
                                               -------------------------------
                                               D. Geoffrey Shulman, MD, FRCPC
                                               Chairman of the Board and Chief
                                               Executive Officer

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                                  EXHIBIT INDEX

Item No.          Description
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99                Press Release, dated March 31, 2006